Semi-Annual Report
to Shareholders
June 30, 1996







CENTURION T.A.A FUND, INC.





CENTURION
FUNDS GROUP

CENTURION T.A.A. FUND, INC.
11545 WEST BERNARDO COURT, #100
SAN DIEGO, CALIFORNIA 92127

1996 Semi Annual Report

July 17, 1996

Your Fund had an excellent second quarter in 1996 gaining 3.4% for a total return for the first six months of 8.7%. This ranks among the best performance of all asset allocation and/or flexible funds for the first six months of 1996. The average flexible fund was up 2.3% for the second quarter. We have been able to achieve this performance while still being cautious for the market by owning puts in those sectors that have been declining. We are seeing this market more and more like 1994 where rotation among sectors will remain rapid with earnings and price momentum being the driving factors. The chart below reflects the diversification of the portfolio by sector at June 30, 1996.

As you may have noted in the prospectus, when Centurion Counsel became the investment advisor and changed the investment objectives of the Fund, beginning in 1995, the Fund prior average annual return for one year was a loss of 28% and for the five years a loss of 11%.

We are pleased to report that the new investment objectives are starting to turn those dismal figures around. As of June 30, 1996, the average annual total return for the preceeding one year was a positive 10.6% and the loss for the previous five years was reduced to 6.4%.

Also, significant progress has been made in increasing the size of the Fund from a low of $325,000 when Centurion began advising the Fund to $4,370,000 at December 31, 1995 to $5,010,000 at June 30, 1996. Obviously,
the larger the Fund the lower the expense ratio. At the shareholders' meeting on August 6, 1996, the shareholders are being asked to approve a multi-class share arrangement which we believe will further increase the size of the Fund.

MARKET PERSPECTIVE

As this is being written, the DOW has suffered a 275 point decline. This decline, once again, surprised market participants because of the strength of the economy as illustrated by the June employment report. On previous occasions, the market response was a sharp one-day drop, with the prior drops quickly recouped and frequently followed by newer highs. We feel this time that the reaction my be considerably different and the market less resilient. We feel this rationale will be tested by the rise in interest rates and the increasing probability that the Fed will take measures, such as raising the interest rate, to restrain inflation.
Thus, the valuation case for the U.S. equity market becomes suspect.


The corporate profit outlook would become more clouded due to higher interest rates and increasing inflation.


Jack K. Heilbron				Kenneth W. Elsberry
Chief Executive Officer			President
Chief Investment Officer		Chief Financial Officer


CENTURION T.A..A. FUND, INC.
STATEMENT OF INVESTMENT SECURITIES
June 30, 1996
(Unaudited)				CENTURION TAA FUND

Shares or						              % OF
Principal						              Net			   	                   Market
Amount		Description			       Assets         COST (a)	     PRICE	Value (b)

       COMMON STOCKS				     60.29%

		     AUTO AND AUTO PARTS				5.10%
2,500		FEDERAL MOGUL			                     47,838			     45,938
  500		GENUINE PARTS			                     22,863			     22,875
1,000		ITT INDS				                         23,013			     25,125
3,000		MODINEMANUFACTURING		                83,625			     79,500
6,100		NAVISTAR INTERNATIONAL		             82,720	(e)		  59,475
3,000		SPARTAN MOTORS	********	             29,138			     22,500
									                                         289,195			      255,413

		     CHEMICALS						       1.60%
3,000		UNIROYAL CHEMICAL	6-18-96	           46,275			    44,625
  500		GRACE  (W.R.)			                     29,150 			   35,438
									                                         75,425			        80,063

		     COMPUTER AND RELATED				5.29%
3,000		CAL MICRO DEVELOPMENT		              26,250	(e)		 26,625
4,000		CYPRESS SEMICONDUCTOR		              61,538	(e)		 48,000
3,000		FASTCOMM				                         19,671	(e)		 54,375
3,000		FISCHER IMAGING			                   40,500	(e)		 36,000
6,000		ICTS HOLLAND PROD			                 42,000	(e)		 42,750
15,000	SA TELECOMMUNICATNS		                58,125	(e)		 37,500
2,125		ULTRA DATA SYS			                    20,034	(e)	 	19,922
										                                      268,118			      265,172

		     CONSUMER/DEFENSIVE				3.79%
1,000		BEATRICE (TLC)			                   61,000			     21,000
  100		HERSHEY CREAMERY			                180,000 		    169,000
										                                     241,000			      190,000

  		   CONSUMER/DURABLES				1.40%
1,000		BLACK & DECKER			                  37,570			      38,625
1,500		MAYTAG				                         31,403 			     31,500
										                                     68,973			       70,125

 		    ENERGY					          0.58%
1,000		DIAMOND SHAMROCK			               30,070 			     28,875
										                                    30,070			        28,875

		     ENVIRONMENTAL				   4.64%
1,100		ALLIED WASTE SYSTEM		             10,505	         9,763
1,000		BROWNING FERRIS			                29,550			      29,000
2,000		IDM ENVIRONMENTAL			              16,320			      14,875
  500		IONICS INC				                    22,800			      23,500
1,000		MOLTEN METAL TECH			              31,925			      29,500
  240		SANIFILL		                      		10,540			      11,910
1,500		THERMO REMEDIATION		              19,950			      18,750
1,500		THERMO TERRATECH		               	20,508			      18,000
2,000		TRION INC				                     16,633			      12,750
  400		UNITED WASTE SYSTEM		             10,690			      12,900
2,000		WASTE MANAGEMENT			               22,100 			     22,250
  900		WMX TECHNOLOGY			                 30,983			      29,475
										                                      242,503			         232,673
		     FINANCE/BANKING				6.41%
  100		1ST NATIONAL BANK OF ANCH	       154,250			     154,250
1,400		COUNTRYWIDE				                   29,425			      34,650
2,200		D & N FINANCIAL			                29,588			      30,800
  300		IMC MORTGAGE			                    5,400			       6,750
1,500		NATIONAL BANCORP ALASKA	          93,425			      94,500
										                                     312,088			         320,950

     		FOREIGN STOCKS				1.67%
20,000	TELEFONICA DEL PERU		             44,400	(e)		  41,200
 3,000		CEMENTOS LIMA			                 36,100	(e) 	  42,375
      									                               	80,500			          83,575

    		HEALTHCARE					8.47%
6,000	CIRCON CORP				                   95,650	(e)		   70,500
10,000	MARINER HEALTH GROUP   	        188,500		      183,750
1,900		MERCK & CO			                   114,513		      122,788
2,400		QUADRAX				                       4,069	(e)		    2,850
2,300		SUNRISE MEDICAL			               47,300	(e)		   44,275
									                                   	450,031			         424,163

     		INDUSTRIAL					1.64%
4,300		BETHLEHEM STEEL			              60,015	 (e)		   51,063
1,300		CINCINNATI MILACRON		           32,038			       30,875
										                                   92,053			          81,938

     		INSURANCE					1.66%
500		  HIGHLANDS INSURANCE		          10,428			         9,375
3,000		TRANSNTL RE'A'			              74,275			        73,875
										                                   84,703			          83,250

	     	MANUFACTURING-ATHELETIC EQUIPMENT	2.70%
2,665		CANNONDALE				                40,974			         53,966
5,000		GT BICYCLES			               	47,813			         81,250
										                                  88,787			         135,216

     		MINING/PRECIOUS METALS			6.32%
500		  ALUMAX				                    17,910 			       15,188
3,000		BARRICK GOLD			               85,985 			       81,375
3,000		COMMONWEALTH ALUMINUM		       47,625 			       46,875
300		  FREEPORT COPPER & GOLD		      10,690 			        9,525
5,500		HOMESTK MINING		             	97,453			        94,188
1,000		REYNOLDS METALS			            56,925			        52,125
13,800	SUNSHINE MINING			            17,390	 (e)	     17,250
										                                333,978			        316,525

     		MANUFACTURING-PAPER PRODUCTS		0.73%
  400	 BOISE CASCADE			              18,340		         14,700
  600		LONGVIEW		      	              9,700			        10,200
  240		UNION CORP				                11,845			        11,700
										                                39,885 			        36,600

     		PUBLISHING					0.03%
  100		PROVIDENCE JOURNAL		           1,500				        1,538
								                                 		1,500			          1,538

     		REAL ESTATE					2.24%
1,200		BRADLEY REAL ESTATE TRUST	    18,425 			       17,550
  500		LIBERTY PROPERTIES TRUST	     10,588			        10,000
2,000		PENNSYLVANIA REIT			          39,390			        38,750
1,900		US RESTAURANT PROPERTIES      42,846 			       43,700
  200		WINSTON HOTELS			              2,200		         	2,325
									                              	113,449			          112,325

     		RESTAURANTS					2.30%
5,000		NPC  INTERNATIONAL		          47,500 			       50,625
3,900		ROCK BOTTOM RESTUARANTS	     	58,413	        		46,800
5,000		TPI ENTERPRISES			            13,750	 (e)		    17,969
									                             	119,663		           	115,394

     		RETAIL					2.80%
  100		DONNA KARAN				                2,400			         2,800
4,000		EAGLE HARDWARE			             39,775			        61,000
4,350		GANTOS			                    	11,422	  (e)		   24,741
25,000	ROSES STORES			               51,663			        51,563

                            										105,260			            140,103

     		TRANSPORTATION				0.93%
1,000		SMITHWAY MOTOR XPRESS		       8,500			          8,500
2,000		SWIFT TRANSPORTATION		       37,250         			38,250
									                            	45,750			              46,750

		       TOTAL COMMON STOCK		60.29%					                  3,020,645

    		OPTIONS AND WARRANTS			6.24%
2500		ALTERRA SEP 45 P			           13,199 			        21,563
5000		BAY NETWK (J) DEC 30 P		      32,025			         30,938
5000		DIAMOND SHAMROCK,(J) JUL 20 P	25,775			         54,375
0.00		GENERAL  MILLS (J) JAN 98 50 P20,975			         30,000
10000		MICRON (J) OCT 35 P		        56,550			         97,500
2000		OEX AUG 640 P			              31,962			         18,000
1000		OEX JUL 630 P		              	21,304			          2,500
1000		OEX SEP 650 P			              23,424			         15,875
1500		ORACLE SYSTEMS,  SEP 30 C	    10,929			         15,375
26,900	SUNSHINE MIINNG, WTS		       23,672		         	15,131
2500		WONDRWARE OCT 22.5  C	       	10,381			         11,406
										                               270,194 	          		312,663


    		FIXED INCOME SECURITIES			10.51%

    		CORPORATE BONDS				4.45%
 200		FOODMAKER CORP DUE9/25/99	  199,028			         199,750
1.2187161	MTN STS GTY MTG 1-G		     1,262			           1,222
25		NOVA CARE CONVERTIBEL, 5.5%    25,000			          22,125
									                             	225,289		           	223,097

    		U.S. GOVERNMENT AND AGENCY BONDS	6.05%
4.29489	FHLMC 1294 A 6.5			         3,888			            4,295
89.85449424	FNMA 61G 7.0			        89,449 			          87,608
0.23903000  FNMA 92 150 EB		6.3	       98		 	             238
21.2937434	FNMA G93-40 ZC		6.5	    17,075			           16,992
200		US TREASURY, 5%, DUE 2-15-99	194,864			          194,063
									                            	305,374			           303,195

    		SHORT-TERM INVESTMENTS			22.96%

    		COMMERCIAL PAPER				20.41%
250	 	AMERICAN  EXPRESS CP 7-5-96	249,204			        249,747
250		 FORD MOTORCP 7-18-96		      248,968		         249,263
275		 GENERAL ELECTRIC CAPITAL CP	273,862 			       273,903
250		 IBM CREDIT CP 7-11-96		     249,014		        	249,525
   										                         1,021,047		            	1,022,437

TOTAL INVESTMENTS    								         4,904,831		            	4,882,037

EXCESS OF CASH AND OTHER
 ASSETS OVER LIABILITIES				  2.6%					                         127,821

NET ASSETS							           100.0%				                     	$,5,009,858


		NOTES:
		(a)  Also represents cost for federal income tax purposes
		(b)  See Note 1 of notes to financial statements
		(c)  Total unrealized appreciation on investments consists of gross unrealized
		     gains of $259,538 and gross unrealized losses of $282,332
		(d)  For the six months ended June 30, 1996, the aggregate cost of purchases
		     and proceeds from sales of investment securities (excluding short-term
		     commercial paper and U.S. Treasury bills) were $3,565,475 and
		     $3,617,838, respectively.
		(e)  Non-income producing securities

CENTURION T.A.A. FUND, INC.
STATEMENT OF COVERED CALL OPTIONS WRITTEN
JUNE 30, 1996

 SHARES
SUBJECT									                                    MARKET    	PREMIUM
TO CALL	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE	VALUE		    RECEIVED

2500		BARRICK GOLD, JAN(97) 30 C				               $, 3,750	   $, 5,249
1300		CINCINNATI MIACROL NOV 30 C			  	                 894	      1,414
2000		CYPRESS SEMI, DEC 15 C					                     1,500	      1,561
1000		CYPRESS SEMI, JAN(97) 17.5 C				                  563   	   4,968
1000		CYPRESS SEMI, JAN(98) 17.5 C				                2,125	      2,264
5000		DIAMOND SHAMROCK, (J) JUL 10 P	   		            6,250   	   4,600
3000		EAGLE HARDWARE, AUG 12.5 C				                  8,625	      4,046
3000		FASTCOMM, OCT 17.5 C (J)		 		                  11,625   	   8,347
500		WR GRACE, AUG 85 C					                            188	      2,461
2000		HOMESTEAD MINING,  JAN (97) 20 C			             2,000	      3,818
10000		MARINER HEALTH GROUP, (J) NOV 20C	  		        16,875	     18,406
1000		MERCK , JUL 65 C						                          1,125   	   2,821
900		MERCK ,JAN(97) 75 C					                         1,238   	   3,219
1300		SUNRISE MEDICAL,  AUG 15 C				                  5,931	      2,226

                                                			$,62,688   	$,65,402

CENTURION T.A.A. FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1996

ASSETS

Investments in Securities, at value,
(identified cost $4,904,831)                      $4,882,037

Cash                                                 212,104
Receivables:
   Dividends                                           1,161
   Interest                                           11,388
   Investment Securities Sold                         92,175
Prepaid Expenses                                      22,209

      TOTAL ASSETS                                $,5,221,074


LIABILITIES

Covered Call Options Written, at market value,
(premiums received $65,402)                          $,62,688
Payables:
 Accounts Payable                                      64,226
 Investment Securities Purchased                       84,303

      TOTAL LIABILITIES                               211,216

NET ASSETS


Net Assets (equivalent to $3.63 per share on
1,378,593 shares of $0.01 par value capital stock
outstanding: authorized 100,000,000 shares
                                                  $,5,009,858


The accompanying notes are an integral part of the financial statements.

CENTURION T.A.A FUND, INC.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1996

INVESTMENT REVENUE

Dividends          		                               $,18,783
Interest                      		                     41,005

Total Investment  Revenue                 		         59,788

EXPENSES

Investment Advisory Fees (Note 4)       		$,23,174
Accounting (Note 4)                        	   9,000
Custodian Fees and Expenses                	   3,000
Transfer Agent Fees                            1,608
Audit Fees and Expenses                        2,700
Shareholder Services                          23,174
Insurance                                        686
Registration                                  14,955
Directors Fees                                 1,015
Other Expenses                                   651

Total Expenses                             	  79,963

Fees and Expenses Absorbed by Investment Advisor 	 0

Net Expenses                                  79,963

Net Investment Income (Loss)                 -20,175

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT SECURITIES

Net Realized Gain from Securities Transactions   449,129
Unrealized Depreciation of Investments           -35,776
Unrealized Appreciation of Call Options Written    3,993

Net Gain on Investments                          417,346

Net Increase in Net Assets from Operations     $,397,171


The accompanying notes are  an integral part of the financial statements.

CENTURION T.A.A. FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND
THE YEAR ENDED DECEMBER 31, 1995



                                                  March 31,
                                                  1996

OPERATIONS

Net Investment Income (Loss)                        -$ ,20,175
Net Realized Gain from Securities Transactions         449,129
Unrealized Depreciation of Investments                 -35,776
Unrealized Appreciation (Depreciation)
of Covered Call Options Written                          3,993

Net Increase (Decrease) in Net Assets from Operations  397,171

FUND SHARE TRANSACTIONS

Proceeds from Sale of 198,030, and 1301,491
Shares, Respectively                                   685,950
Amount Paid for Repurchase of 128,322 and 124,552
Shares, Respectively                                  -443,550

Net Increase (Decrease) in Net Assets
from Fund Share Transactions                           242,400

NET ASSETS

Beginning of Period                                  4,370,287

End of Period (includes no undistributed
investment income)                                   5,009,858


The accompanying notes are an integral part of the financial statements.

CENTURION T.A.A. FUND, INC.
NOTES TO  FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Fund commenced operations in January 1982. At the shareholder meeting on December 20, 1994, the shareholders voted to change the name of the fund to Centurion T.A.A. Fund, Inc. ("Fund") from Excel Value Fund, Inc. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The objective of the Fund to achieve long-term investment return, including both capital appreciation and current income, consistent with reasonable risk.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation:
     Investments in securities traded on major exchanges are valued at the last quoted sales price on that exchange where such securities are primarily traded. Securities traded in the over-the-counter market are valued at the last sales price. Over-the-counter and listed securities that have not been traded on a certain day are valued at the average between the last bid and asked price. If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Debt securities are valued in accordance with the procedures above. Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less, or at market value if maturity is greater than 60 days.

Security Transactions and Related Investment Income:
     Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Realized security gains and losses are determined using the specific identification cost method.

Estimates:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes:
     The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

CENTURION T.A.A. FUND, INC.
NOTES TO  FINANCIAL STATEMENTS
                                     (Continued)

Cash Deposits:
     At June 30, 1996 the Fund had cash on deposit at one financial institution of $212,104. Thus, all cash amounts over the maximum Federal Deposit Insurance Corporation coverage are not insured. From time to time, the Fund evaluates the credit worthiness of the financial institution and considers alternatives.



NOTE 2 - NET ASSETS

     At June 30, 1996, net assets consisted of:

       Net proceeds from capital stock            $5,280,115
       Unrealized appreciation of investments        (22,787)
       Unrealized depreciation of covered call
         options written                              (1,310)
       Excess distributions over accumulated
         net income                                 (340,220)
       Undistributed net realized loss from
         security transactions                        94,060
                                                  ----------
                                                  $5,009,858
                                                  ==========

NOTE 3 - COVERED CALL OPTIONS WRITTEN

     As of June 30, 1996, portfolio securities valued at $759,507 were held by the custodian in connection with covered call options written by the Fund.

NOTE 4 - PAYMENTS TO RELATED PARTIES

     The following were paid to the Fund advisor or its affiliates for the six months ended June 30, 1996:

          Investment advisory fee            $ 23,174
          Accounting fees                       9,000
          12B-1 fees                            8,403
          Transfer agency fees                  1,608
          Commissions:
            Portfolio transactions             10,278

CENTURION T.A.A. FUND, INC.
NOTES TO  FINANCIAL STATEMENTS
                    (Continued)

     The investment advisory and management agreements provide that the advisor be paid a fee of 1% per annum of the average daily net assets of the Fund. However, if the Fund's expenses, exclusive of taxes, interest, brokerage fees and commissions, exceed 3.625% of the average daily net assets, then the Fund advisor will reimburse the Fund the excess amount. For the six months ended June 30, 1996, the expenses did not exceed 3.625%.

NOTE 5 - PER SHARE INFORMATION

     Selected data for each share of capital stock outstanding throughout the period is as follows:

 		                                 Six Months
            		       	               Ended          Year Ended December 31,
                             		     	June 30,
                  			                1996     1995   1994 1993   1992   1991
Net Asset Value, Beginning of Period$,3.34   $,3.43$,4.55 $,4.96 $,5.17 $,5.11

INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income           -0.01    -0.05 -0.18  -0.21  -0.03   0.04
     Net Gains or (Losses) on Securities
       (Both Realized and Unrealized) 0.30    -0.04 -0.94  -0.20  -0.18   0.73

Total From Investment OperationsNote 10.29    -0.09 -1.12  -0.41  -0.21   0.77

LESS DISTRIBUTIONS
Dividends from Net Investment Income  0.00     0.00  0.00   0.00   0.00  -0.07
Distributions from Capital Gains      0.00     0.00  0.00   0.00   0.00  -0.64

Returns of Capital Total Distributions0.00     0.00  0.00   0.00   0.00  -0.71

Net Asset Value, End of Period      $,3.63   $,3.34$,3.43 $,4.55 $,4.96 $,5.17
     TOTAL RETURN                    8.68%   -2.62%-28.01%-12.39% -8.38%  9.94%

Note 1 - Allocated between Net Investment Income and Net Gains or (Losses) on Securities based on monthly weighted average shares outstanding.


     RATIOS AND SUPPLEMENTAL DATA

Net Assets, End of Period
($000 Omitted)                   $,5,010   $,4,370   $,452     $,757     $,1,273   $,1,59 3
Ratio of Expenses, Before
Waiver of Fees
and Reimbursement, to Average
Net Assets                        3.42%     4.82%     9.04%     6.19%     4.51%     4.20 %
Ratio of Expenses, After Waiver
of Fees and Reimbursement, to
Average Net Assets                3.42%     3.53%     6.00%     5.19%     3.51%     3.18 %
Ratio of Net Investment Income
to Average Net Assets            -0.43%    0.17%      -4.78%   -4.50%    -0.78%     1.20%
Portfolio Turnover Rate          76.31%   57.20%     148.21%  143.11%   151.12%   161.48%
Number of Shares Outstanding
at End of Period (000 Omitted)   1,379    1,309        132     166       256         308


CENTURION T.A.A. FUND, INC.
NOTES TO  FINANCIAL STATEMENTS

NOTE 6 - SUBSEQUENT TRANSACTIONS

     At the shareholder meeting held on December 20, 1994 at which a quorum was represented the following matters were approved:

      A new Investment Advisory Agreement with a new investment advisor, Centurion Counsel, Inc. was approved. The only material difference between the new advisory agreement and the old agreement is a reduction in the amount of the advisory fee in the event the Fund's assets ever exceed $200 million.

     A new Administration Agreement and Accounting Services Agreement with Centurion Group, Inc. The only material differences between the new agreements and the old agreements is the replacement by Centurion Group, Inc. of Excel Advisor, Inc.

     The investment objectives and policies of the Fund were changed from "growth of capital and, secondarily, reasonable current income" to "long-term total investment return, including both capital appreciation and
current income, consistent with reasonable risk".   A material difference
between the new investment objectives and policies and the old one is that in the future the Fund will pursue a tactical asset allocation strategy by which it will allocate its investments among three asset classes based on changes in preceived relative values of the three asset classes (common stock, bonds, and money market instruments) while in the past the Fund invested primarily in common stock equities and generally had no more than 10% of its total investments in other classes. The new investment objectives allow the Fund to make short sales of securities while in the past such transactions were prohibited.

     The Plan of Distribution of shares of the Fund was changed to
discontinue paying front-   end sales charges, which was 4.5% of the purchase
price, in connection with the sale of   the Fund's shares.  The Fund's 12B-1
fees and service charges were increased from  0.25% to 1.0%.
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Investment Advisor                              Board of Directors
  Centurion Counsel, Inc.                        Carol Ann Freeland
  11545 W. Bernardo Court, #100                  Richard E. Hall
  San Diego, CA 92127                            Jack K. Heilbron
                                                 Russell W. Ketron
                                                 Doug Werner

Distributor                                     Officers
 Centurion Institutional Services, Inc.          Jack K. Heilbron
 11545 W. Bernardo Court, #100                   Chief Executive Officer
 San Diego, CA 92127                             Chief Investment Officer

                                                 Kenneth W. Elsberry
                                                 President
Shareholder                                      Chief Financial Officer
Servicing Agent
 Centurion Group, Inc.                           Mary R. Limoges
 11545 W. Bernardo Court, #100                   Secretary
 San Diego, CA 92127

                                                 Portfolio Manager
Auditors                                         Jack K. Heilbron
 Squire & Co.
 1205 Prospect St., Ste. 400
 La Jolla, CA 92037

Legal Counsel
 Bruce J. Rushall, Esq.
 Rushall & McGeever
 2111 Palomar Airport Road #200
 Carlsbad, CA 92009




CENTURION T.A.A. FUND, INC.
11545 West Bernardo Court #100
San Diego, CA 92127
(619) 673-8536


**A prospectus may be obtained by contacting a Financial Consultant at Centurion Institutional Services, Inc. The prospectus containing more complete information should be read carefully before making an investment in Centurion T.A.A. Fund, Inc.
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